Exhibit 99.1

Predictive Wound Healing AI + Multispectral Imaging = Faster, More Accurate Treatment Decisions in Healthcare Nasdaq: MDAI September 2026 1

Spectral AI
Seeing the Unknown

# Revolitionizing Wound Care

- DeepView System enables healthcare providers to make more informed treatment choices.
- In a matter of seconds during the initial patient visit, DeepView **predicts if the wound will heal or not**, with remarkable accuracy.

# Delivering on Commitments

## 13-year track record 2013-2026

of meeting milestones validated by $250M+ non-dilutive government funding.

- Proof of concept
- Clinical validation
- Product validation
- UKCA Approval
- FDA De Novo

Prioritizing growth opportunities in profitable markets, positioning ourselves for near-term commercial success.

DeepView is a single platform supporting multiple indications.

Extensive portfolio of patents, trade secrets and "truthed" images are a significant barrier to competition.

©2026 Spectral AI

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## Where We Stand Today

# Cleared, Funded, and Entering Commercial Launch

Spectral AI
Seeing the Unknown

### May 21, 2026

**FDA De Novo classification granted**

Authorized to commence commercial sales in the United States.

### $250M+

**Developed on non-dilutive capital**

Government funding since 2013 carried the platform to FDA clearance

### 30 systems

**First deployments are subsidized**

BARDA funding supports procurement for 30 US burn and trauma centers

### $150M

**Contracted revenue base**

Project BioShield contract with BARDA; $86.6M committed to date.[1]

### 3-year term

**Recurring revenue on every placement**

Device sale plus a multi-year SaaS contract

### Expansion Beyond US

**UK, Australia and Gulf Cooperation Countries**

Evaluation in 5 UK sites and 3 Australian sites

1. Contract values per the Company's Form 10-Q for the quarter ended June 30, 2026. Obligation of contract value not yet committed is at BARDA's election and is not assured.

©2026 Spectral AI

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Spectral AI
*Seeing the Unknown*

## Our Diagnostic Advantage

# We See What Clinicians Cannot


Result saved

### The Problem

Burn wound depth and healing potential **are difficult to assess visually,** leading to delayed treatment, unnecessary excisions, and variable outcomes.

Current workflow relies on **subjective clinician judgment** and invasive diagnostics.

### The Solution: DeepView® System

Non-invasive, cart-based imaging platform combines **multispectral imaging + proprietary AI + ground truth data** to predict burn wound healing potential.

### The Result

Provides **same-day, objective assessment** of wound areas that are unlikely to heal within 21 days, supporting clinical judgment and driving **earlier and more accurate** treatment decisions.

> “DeepView provides a high-quality image that supports conventional assessment rather than replacing it. Acquisition is fast, non-contact, and practical in the real-world burns setting and usability for surgeons, nurses, and patients appears to be a major strength.



**Dr. Christopher J. Lewis FRCS (Plast),**

**Royal Victoria Infirmary, Newcastle upon Tyne UK**

©2026 Spectral AI

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Our Technology

# At Initial Presentation - Image to Wound Prediction in Seconds

**DeepView Imaging** → **Data extraction** → **AI model building** → **Healing prediction**

### DeepView Imaging

Patented proprietary **multi-spectral imaging** data acquisition in milliseconds

Capturing injured **tissue spectral signature**


DeepView

### Data extraction

Extraction of **AI model features,** such as tissue characteristics that determine health

Combined with **patient health matrix data**



### AI model building

AI model trained and tested against a proprietary clinical database of more than **340+bn** clinically validated data points

AI algorithm integrates image and clinical data for model training



### Healing prediction

Accurate and immediate binary wound healing prediction in seconds

**Predicting wound healing in 21 days at initial presentation**

**Non-healing output**

Decision: surgery or advanced wound care products

**Healing output**

Decision: Routine care

©2026 Spectral AI

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## Competitive Advantage

# Measured Against Clinical Judgment

### Sensitivity

Detecting non-healing tissue

| | |
|---|---|
| DeepView | 88% |
| Burn physicians | 42% |

### Dice score

Accuracy of wound segmentation

| | |
|---|---|
| DeepView | 0.69 |
| Burn physicians | 0.39 |

**DeepView detected 88% of non-healing burns, while unaided clinical assessment missed 58% at initial presentation. DeepView more than doubles non-healing detection rates. Reproducibility of assessment of wound segmentation from Dice Score shows a consistency not found in clinician evaluation.**

### A category with no predicate

FDA granted De Novo classification because no legally marketed device was substantially equivalent. DeepView® is now itself the predicate.

### Confirmed in a multi-reader study

Clinicians reading the same cases were more accurate overall, and detected more non-healing tissue, when using DeepView than when reading unaided — with no loss of specificity.

Performance as authorized in the DeepView® System labeling. Sensitivity is a detection metric; Dice is a segmentation measure. Physician figures reflect clinical judgment annotation. Specificity data is available on request.

©2026 Spectral AI

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Competitive Moat Data, Algorithm and Patents ©2026 Spectral AI The paired image and outcome data, the AI algorithm and the patent portfolio — backed by thirteen years and over $250.0 million of non-dilutive government funding — provide a strong competitive moat. Truthed burn image bank Every image paired with a confirmed outcome — histopathological biopsy or 21- day healing, adjudicated by an expert panel of burn surgeons. 340+bn pixels of burn wound image data Patents and trade secrets across 9 patent classes Protection spanning multispectral acquisition, feature extraction and the AI architecture, built over more than a decade of development. 13 years of protected development A broad patent and trademark portfolio 13 issued and allowed U.S. patents with 5 applications pending; 21 issued and allowed international patents with 23 foreign and international applications pending. 34 / 47 patents and trademarks issued Pixel count per the Company's De Novo announcement. Ground truth established by histopathological biopsy or 21-day healing assessment. Patent and trademark counts per the Company's Form 10-K filed March 21, 2025; totals comprise 34 patents and 28 patent applications, 47 trademarks and 11 trademark applications. 7

Expanding Diagnostic Accuracy Diagnostic Accuracy Gets Made Where the Expertise Is Missing ©2026 Spectral AI ~5,000 U.S. emergency departments with no burn-specialized training 132 U.S. burn centers, staffed by roughly 250 burn surgeons1 21 days Time required to confirm by observation which burns heal Both directions of error are costly Under-triage A burn that will not heal on its own is managed conservatively. Surgery is delayed, length of stay extends, patient outcome is worse, hospital costs expanded. Over-triage A burn that would have healed is sent to surgery. The patient undergoes an avoidable operation, length of stay extends, patient outcome is worse, hospital costs expanded. 1. Burn center count per the American Burn Association registry. 8

Clinician • Informed treatment decisions • Increased efficiency Care Facility • Uniformed clinical decisions • Equality of care • Improved efficiency • Government digital initiatives Patient • Reduced treatment time for patients and caregiver burden • Reduced infection and treatment complications • Reduced pain and suffering Payers • Eliminated unnecessary payments • Objective and validated treatment support REDUCING LENGTH OF STAY IMPROVED PATIENT OUTCOMES DECREASED COSTS PER INPATIENT IMPROVED EXPERIENCE INNOVATION JUSTIFICATION ©2026 Spectral AI Systemwide Benefits Improving Health and Cost Outcomes for All 9

Regulatory Update De Novo Classification Granted: May 21, 2026 ©2026 Spectral AI FDA granted De Novo classification as novel, new technology with no substantial equivalent Eligibility Reserved for devices that are first of their kind, with no suitable predicate on the market. Regulatory classification Reclassifies the device from Class III to a lower class, with special controls. Initial Procurement An initial 30 DeepView systems are subsidized under the BARDA award. Commercial Expansion Initial U.S. Market and expansion to U.K., Australia and Gulf Coast Cooperative countries. What the authorization establishes First De Novo authorization for burn wound healing prediction Only AI system cleared to predict burn healing on day one Basis A classification other devices must now file against De Novo classification granted May 21, 2026. BARDA system count per the Company's contract; pipeline targets are estimates and do not represent contracted placements. 10

## Reimbursement Strategy

# Optimizing Coding, Coverage & Payment


Hospital
ASC
Physician
In-patient
Out-patient
DRG
APC
CPT

### Site of Service: Inpatient

- ✓ **Healthy DRG payments exist for severe burn patients (up to ~$205k)**
- ✓ Evaluating opportunities to further increase hospital payment to reflect value of DeepView®

### Site of Service: Outpatient/ASCs

- ✓ CMS has proposed assigning software as a medical service (SaMS) to New Tech APCs
- ✓ DeepView® may be considered SaMS allowing for separate additional payment
- ✓ **Spectral has submitted request to CMS to recognize DeepView® as a SaMS and to assign it to NT-APC 1523 which has a payment rate of $2,750.**

### CPT Code: Physician Services

- ✓ **Category III Code Already Attained**
- ✓ **CMS proposed rule would enable local MACs the ability to price CPT 0972T**

©2026 Spectral AI

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Commercial Model Two Revenue Lines and a Staged Adoption Path ©2026 Spectral AI Device placement Revenue on delivery Capital purchase, lease, or outcomes-linked. Software and services Recurring annual revenue Three-year minimum. Compounds with every placement. Service and support1 What drives revenue timing Existing clinical site Fastest New install, no committee Capital review, then procurement Committee plus AI/IT review Slowest — 6 to 12 months Clinical exception Fast Annual service and support Preventive maintenance, helpdesk and warranty, on-site visits, a dedicated account manager and staff training. 1. Service scope shown is illustrative. Contract structure, term and pricing are subject to negotiation and no pricing has been finalized. 12

Path to Profitability

Spectral AI
Seeing the Unknown

# How the Addressable Base Expands

**The addressable base widens on one platform**

**Available now**

## ~130

**ABA-verified burn centers**

BARDA subsidizes the first 30 device placements

**Same indication, wider footprint**

## 236

**U.S. facilities treating burns**

Trauma centers and non-verified centers that still see burn volume

**Where patients actually present**

## ~5,000

**U.S. emergency departments**

No burn-specialized training; requires site-of-service expansion

**And margin improves as it grows**

### Mix

Product revenue replaces cost-reimbursed development revenue as the contract scope narrows.

### Recurrence

Annual contracts persist for as long as a unit is installed and accumulate with every placement.

### Leverage

The commercial and support organization scales far more slowly than the installed base it serves.

Burn center count per the American Burn Association; facilities treating burns and emergency department counts are estimates derived from registry and claims data. Indications listed are under evaluation and have not been selected; expansion beyond the cleared burn indication requires additional clinical, regulatory and commercial work and is not assured. Illustrative of the operating model; contains no projection of future revenue, expenses, results of operations or the timing of profitability.

©2026 Spectral AI

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## Our Platform

# One Imaging Platform, **Multiple Indications**



DeepView SnapShot™

### INDICATIONS

**Burn Wound**

*Global market $3.7B*[11]

Anticipate selling

2026 | 2026

**Potential Indications**

Amputation

Critical Limb Ischemia

Diabetic Foot Ulcers

Plastic Surgery

**DeepView SnapShot® M | Handheld**

Military and Commercial

Total grant awarded $7.1M for miniaturization of technology

Miniaturized

Mobile

Home Healthcare



DeepView SnapShot® M
SpectralMD

©2026 Spectral AI

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Financial Position Balance Sheet and Results of Operations ©2026 Spectral AI Balance sheet June 30, 2026 Cash $14.0M Total assets $19.4M Notes payable $14.9M Total liabilities $31.5M Stockholders' deficit $(12.1)M Results of operations FY2024 FY2025 H1 2026 Revenue $29.6M $19.7M $7.5M Gross profit $13.3M $8.9M $3.1M Operating expenses $19.9M $17.5M $9.4M Operating loss $(6.6)M $(8.6)M $(6.3)M Revenue tracked the development program that delivered FDA authorization — which is complete $54.9M Late-stage development through FDA authorization Base period — complete June 2026 $31.7M Devices and follow-on development Exercised March 2026 $63.4M Options not yet exercised Exercisable at the government's discretion Beyond the contract Device sales and recurring service, post-authorization Company cost share A portion of follow-on development is Company-funded Balance sheet at June 30, 2026; results of operations for the years ended December 31, 2024 and 2025 and the six months ended June 30, 2026, per the Company's Forms 10-K and 10-Q. Phase bar drawn to scale against the $150.0M PBS BARDA contract. Options are exercisable at the government's discretion and are not assured. 15 $150.0M total BARDA contract — non-dilutive

Capital Deployment Funding the Commercial Ramp Beyond BARDA ©2026 Spectral AI Proceeds fund the commercial ramp and the expansion of the cleared indication — the two things that convert FDA authorization into recurring revenue. 1 Commercialization ramp Building the sales team and device inventory needed to convert FDA clearance into placements. 2 International device rollout Extending placements beyond the United States, supported by the UKCA marking obtained in February 2024. 3 Label expansion Broadening the range of burn diagnostics to hands, head and feet in the US and UK markets. 4 Additional indication research Evaluating and selecting the next clinical indication for the platform, and the work required to support it. Allocation is indicative and subject to change. Statements regarding the use of proceeds are forward-looking, are not projections of results, and are subject to the risks described in the Company's filings. 16

Progress and Catalysts What We Have Delivered and What Comes Next ©2026 Spectral AI Delivered February 2024 UKCA marking obtained 2025 Pivotal enrollment complete across 16 sites March 2026 BARDA accelerated $31.7M of contract funding May 2026 FDA De Novo classification granted June 2026 Handheld prototype delivered to MTEC July 2026 Chief Commercial Officer appointed Ahead1 By year end 2026 First commercial sales targeted Late 2026 MTEC Phase 3 selection expected November 2026 CMS final rule on Category III code 0972T Through June 2027 Planned deployment of up to 30 systems with BARDA subsidy June 2027 Label Expansion for heads, hands & feet, UKCA Expanded approval, Initial Overseas sales 1. Reflects milestones previously disclosed publicly. Forward-looking statements are not guarantees of future performance and timing may change. 2027-2028 Expanded US and Overseas sales 17

Leadership

# Built for Commercial Execution

### Vincent Capone
**Chief Executive Officer**

Joined March 2022, prior CFO and General Counsel. Former President of a technology/life sciences private equity fund, partner at Reed Smith.

### David McGuire
**Chief Financial Officer**

Joined May 2026. Formerly Chief Accounting Officer of Solo Brands and Deputy CFO of EZCORP. 14 years at EY, CPA.

### Darcy Bajko
**Chief Commercial Officer**

Joined July 2026 from MediView XR, where she launched three FDA-cleared imaging platforms. Previously Smith+Nephew and Integra LifeSciences.

### Stan Micek
**Chief Operating Officer**

SVP for Business Development and Strategy at MiMedx, after leadership roles at Ohio State and Abbott Laboratories.

### Allison Kumar
**Head of Global Regulatory & Clinical Affairs**

A decade at FDA CDRH as lead reviewer and senior program manager for medical countermeasures. Inter-agency work across FDA, CDC, BARDA and DoD.

©2026 Spectral AI

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Board of Directors Clinical, Financial and Commercial Oversight ©2026 Spectral AI Dr. J. Michael DiMaio Chairman Dr. J. Michael DiMaio, founder and large shareholder with over 30 years of experience in cardiothoracic surgery and specializes in heart valve replacement and lung transplantation. Richard Cotton Director Richard Cotton has a wealth of experience in senior financial roles in life sciences and other sectors, including broadcast and photographic, automotive, filtration and metals. Deepak Sadagopan Director Deepak Sadagopan serves as Business Lead at Risant Health, where he is accountable for expanding adoption of the value-based platform. Martin Mellish Director Founding director of Aspen Advisory Services since 1994, a London-based private office investing across North America, Europe and Asia. Marion Snyder Director Senior Director of Strategic Accounts at Shockwave Medical, leading corporate strategy for corporate and government accounts. 19

Appendix Supporting references, forward-looking statements and additional disclosures ©2026 Spectral AI 20

Appendix Reference List ©2026 Spectral AI 1. Data from Spectral MD's IRB approved Proof of Concept Clinical Study 2. Pixel data per Spectral MD clinical studies. 3. Anyanwu JA, Cindass R. Burn Debridement, Grafting, and Reconstruction. [Updated 2023 May 29]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK551717/ 4. Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Treatment Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117-18 5. Definitive Healthcare 2019 Private Pay and CMS pay of inpatient versus outpatient DRG codes 6. Definitive Healthcare 2019 Cost and Claims Data from Medicare and Private Payer Estimates 7. American Burn Association, National Burn Repository and burn incidence statistics. 8. DeepView® System performance data as authorized in FDA labeling, De Novo classification granted May 21, 2026. 9. Centers for Medicare & Medicaid Services, CY2027 Hospital Outpatient Prospective Payment System proposed rule (CMS-1850-P), July 7, 2026. 10. American Medical Association Current Procedural Terminology (CPT®) 21 11. Grand View Research, Global Burn Care Market Size & Share Report, 2021–2028. Figure reflects the global burn care market, not the Company's addressable market.

Forward Looking Statements Certain statements made in this presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the Company's strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements. Investors should carefully consider the foregoing factors, and the other risks and uncertainties described in the "Risk Factors" sections of the Company's filings with the US Securities and Exchange Commission, including the Company's Registration Statement and the other documents filed by the Company. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. ©2026 Spectral AI Legal 22

Additional Information and Where to Find It This presentation is provided for informational purposes only. Spectral AI investors and stockholders will be able to obtain copies of any documents filed with the SEC, without charge, at the SEC's website at www.sec.gov. No Offer or Solicitation This presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. Trademarks All trademarks, logos and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement. Disclaimers ©2026 Spectral AI Legal 23

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